UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☐	Filed by a Party other than the Registrant ☒

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

CLST HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

Timothy S. Durham Manoj Rajegowda Robert A. Kaiser MC Investment Partners, LLC

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: N/A
	(2)	Aggregate number of securities to which transaction applies: N/A
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
N/A
	(4)	Proposed maximum aggregate value of transaction: N/A
	(5)	Total fee paid: N/A

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

(1)	Amount previously paid: N/A
(2)	Form, Schedule or Registration Statement No.: N/A
(3)	Filing party: N/A
(4)	Date Filed: N/A

The following is being mailed to stockholders on or about July 16, 2007:

BECAUSE THE ANNUAL MEETING IS ONLY A SHORT TIME AWAY, PLEASE VOTE BY TELEPHONE OR INTERNET
Any voting in this manner must take place by 11:59PM, New York time on July 30, 2007.

Vote by Telephone		Vote by Internet
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Call Toll Free on a Touch-Tone Phone	.	Go to Website
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1-800-454-8683		WWW.PROXYVOTE.COM
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Follow these four easy steps:	.	Follow these four easy steps:
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1. Read the accompanying proxy material and	.	1. Read the accompanying proxy material and
GREEN voting instruction form.	.	GREEN voting instruction form.
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2. Call 1-800-454-8683.	.	2. Go to Website WWW.PROXYVOTE.COM
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3. Enter your 12 digit Control Number located on the right hand side of your GREEN voting form.	.	3. Enter your 12 digit Control Number located on the right hand side of your GREEN voting form.
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4. Follow the recorded instructions.	.	4. Follow the instructions provided.
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Your vote is important!	.	Your vote is important!
Call 1-800-454-8683	.	Go to WWW.PROXYVOTE.COM
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IF YOU HAVE ANY QUESTIONS,
PLEASE CALL MORROW & CO. AT 1-800-607-0088